Exhibit (5)(C)

                         FORM OF UNDERWRITING AGREEMENT


                               REPUBLIC OF HUNGARY

                                                              New York, New York
                                                                December 8, 2004

DEUTSCHE BANK SECURITIES INC.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
c/o   Morgan Stanley & Co. International Limited
      25 Cabot Square
      Canary Wharf
      London, E14 4QW


Dear Sirs:

          The Republic of Hungary (the "Republic") proposes to sell to Deutsche Bank Securities Inc., and Morgan Stanley & Co. International Limited (the "Underwriters") $100,000,000 principal amount of its Floating Rate Notes due 2006 (the "Offered Securities") pursuant to the provisions of a Fiscal Agency Agreement dated as of December 15, 2004 (the "Fiscal Agency Agreement"), between the Republic and Citibank, N. A., London, as fiscal agent (the "Fiscal Agent").

          The terms which follow, when used in this Agreement, shall have the meanings indicated:

          "Act" means the Securities Act of 1933.

          "Basic Prospectus" means the prospectus included in the Registration Statement in the form filed with the Commission, as amended or supplemented to the date of this Agreement, but excluding any amendments or supplements related solely to an offering of a series of debt securities other than the Offered Securities.

          "Commission" means the Securities and Exchange Commission.

          "Effective Date" means the latest date that the Registration Statement and any post-effective amendment or amendments thereto became or becomes effective.

          "Execution Time" means the date and time that this Agreement is executed and delivered by the parties hereto.

          "External Indebtedness" means any obligation in respect of existing or future

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     Indebtedness denominated or payable, or at the option of the holder thereof payable, in a currency other than the lawful currency of the Republic of Hungary. If at any time the lawful currency of the Republic of Hungary becomes the Euro, then External Indebtedness shall also include
     Indebtedness expressed in or payable or optionally payable in Euro, if (i) such Indebtedness was issued after the date on which the Euro became the lawful currency of the Republic of Hungary, and (ii) more than 50% of the aggregate principal amount of such Indebtedness was initially placed outside the Republic of Hungary.

          "Indebtedness" means any indebtedness of any Person (whether incurred as principal or surety) for money borrowed.

          "Person" means any individual, company, corporation, firm, partnership, joint venture, association, organization, state or agency of a state or other entity, whether or not having separate legal personality.

          "preliminary prospectus" means the preliminary form (in the form dated December 7, 2004) of the Prospectus used in connection with the offering of the Offered Securities, including, without limitation, the Basic Prospectus and any preliminary prospectus supplement.

          "Prospectus" means the Basic Prospectus together with the prospectus supplement.

          "prospectus supplement" means the final prospectus supplement dated the date hereof filed with the Commission pursuant to Rule 424, specifically relating to the Offered Securities.

          "Public External Indebtedness" means External Indebtedness which: (i) is in the form of, or represented by, bonds, notes or other similar securities; and (ii) is, or may be, quoted, listed or ordinarily purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market.

          "Registration Statement" means the registration statement referred to in Section 1(a)(i) below, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Release" means Release No. 33-6424 under the Act relating to delayed offerings by foreign governments or political subdivisions thereof.

          "Rule 415", "Rule 424" and "Rule 430A" refer to such rules under the Act as applicable to registration statements subject to Schedule B under the Act in accordance with the Release and, to the extent any such rule is not directly applicable, mean the

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     provisions thereunder as made applicable by the Release.

          "Rule 430A Information" means information with respect to the Offered Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          1. Representations and Warranties. (a) The Republic represents and warrants to, and agrees with, each Underwriter as set forth in this Section 1(a).

               (i) The Republic meets the requirements for use of Schedule B under the Act, is a "seasoned foreign government" within the meaning of the Release, has filed with the Commission a registration statement (file number 333-10126), including a form of Basic Prospectus, for registration under the Act of the offering and sale of the Offered Securities, and has filed with the Commission post-effective amendments No. 1 and No. 2 to such registration statement. If at any time prior to completion of the distribution of the Offered Securities the Republic files with the Commission one or more new amendments to such registration statement or uses a preliminary prospectus, the Republic will promptly notify the Underwriters of such case and will, without charge, supply to the Underwriters prior to any such filing or distribution as many copies as the Underwriters may from time to time reasonably request of an amended registration statement or preliminary prospectus, as the case may be. Such registration statement, as so amended, has become effective. Although the Basic Prospectus may not include all the information with respect to the Offered Securities and the offering thereof required by the Act and the rules thereunder to be included in the prospectus, the Basic Prospectus includes all such information as required by the Act and the rules thereunder as applicable pursuant to the Release to be included therein as of the Effective Date. The Republic will hereafter file with the Commission pursuant to the Release and Rules 415 and 424(b)(2) or (5) either (x) a prospectus supplement to the Basic Prospectus or (y) an amendment to such Registration Statement, including such prospectus supplement. In the case of clause (x), the Republic has included in such Registration Statement, as amended at the most recent Effective Date, the information required for such procedure pursuant to the Release. Prior to the termination of the offering of the Offered Securities, the Republic will not file any amendment of the Registration Statement or supplement (including the Prospectus or any preliminary prospectus) to the Basic Prospectus unless the Republic has furnished the Underwriters a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Underwriters reasonably object, unless the Republic is otherwise advised by its U.S. counsel that such filing is required under the Act. As filed, such prospectus supplement or such amendment and prospectus supplement shall include all such required information with respect to the Offered Securities and the offering thereof.

               (ii) On the Effective Date, the Registration Statement did or will, and, when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined in Section 3), the Prospectus (as supplemented at the

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          time of the Closing Date) will, comply in all material respects with the applicable requirements of the Act, the rules thereunder and the Release; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus did not and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (as supplemented in the case of the Closing Date) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Republic makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Republic by or on behalf of any Underwriter specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

               (iii) The issuance and sale of the Offered Securities will have been duly authorized, and, when duly executed, authenticated, issued and delivered as will be provided in the Fiscal Agency Agreement and paid for in accordance with the terms hereof, the offered Securities will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Republic, the payment and performance of which will be backed by the full faith and credit of the Republic; the Offered Securities will rank at least equally in right of payment with all other unsecured and unsubordinated obligations of the Republic, except for such obligations as may be preferred by mandatory provisions of applicable law. The Republic will give no preference to one obligation over another on the basis of priority of issue date, or currency of payment; and the Offered Securities, when issued and delivered, will conform to the description thereof contained in the Prospectus.

               (iv) This Agreement has been duly authorized, executed and delivered by the Republic; this Agreement is, and the Fiscal Agency Agreement and the Offered Securities will be upon the due execution, authentication, issue and delivery thereof, as the case may be, and payment therefor by the Underwriters, enforceable against the Republic according to its terms; this Agreement, the Fiscal Agency Agreement and the Offered Securities contain no express provision which is contrary to the laws of the Republic or public policy of the Republic.

               (v) None of the execution or delivery by the Republic of this Agreement, the Fiscal Agency Agreement or the Offered Securities, the performance of its obligations hereunder or thereunder or the fulfillment by the Republic of the terms hereof or thereof requires, under the laws of the Republic, any publication, waiver, consent, filing, registration, authorization or approval.

               (vi) None of the execution or delivery by the Republic of this Agreement, the Fiscal Agency Agreement or the Offered Securities, the

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          performance by the Republic of its obligations hereunder or thereunder, or the fulfillment by the Republic of the respective terms hereof or thereof, will violate any provision of the laws of the Republic as in effect on the date hereof or, to the best knowledge of the Legal Advisor (as defined herein), violate any order, rule or regulations of any Court, regulatory body, or administrative body or other governmental body of the Republic.

               (vii) The Republic is not in default under the provisions of any agreement or of any instrument evidencing or relating to any outstanding Public External Indebtedness; and neither the execution and delivery of, nor the compliance with, this Agreement, the Fiscal Agency Agreement or the Offered Securities or the covenants contained herein or therein will conflict with, or constitute a breach or a default under, any such agreement or instrument to which the Republic is a party or by which it is bound.

               (viii) Except as set forth in the Registration Statement, the Prospectus and the preliminary prospectus, to the best of its knowledge, the Republic: is not involved in any litigation relating to claims or amounts which would challenge the validity or enforceability of this Agreement, the Fiscal Agency Agreement or the Offered Securities or the transactions contemplated thereby, and there is no legal or governmental action, suit or proceeding pending or, to the best of the Republic's knowledge, threatened, to which the Republic is or may be subject that, if determined adverse to the Republic, would have a material adverse effect on the affairs and financial condition of the Republic.

               (ix) The Republic is a member of the International Monetary Fund and the International Bank for Reconstruction and Development.

               (x) The Republic is not a party to any agreement with the United States of America relating in any way to the immunity of the Republic from jurisdiction of courts, suit, execution upon a judgment, attachment prior to judgment or in aid of execution upon a judgment or any other legal process other than in respect of premises, properties or assets set forth in Section 13.

               (xi) It is not necessary in order to ensure the enforceability or admissibility in evidence of this Agreement, the Fiscal Agency Agreement or the Offered Securities that this Agreement, the Fiscal Agency Agreement or the Offered Securities or any other document be filed or recorded in the Republic or that any Hungarian tax be paid on or in respect of the execution of this Agreement, the Fiscal Agency Agreement or for the issuance of the offered Securities.

          (b) Each Underwriter severally represents and warrants to, and agrees with, the Republic as set forth in this Section 1(b):

               (i) It has not offered, sold or delivered, and it will not offer, sell or deliver, directly or indirectly, any of the Offered Securities or distribute the

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          Registration Statement, the Prospectus or any preliminary prospectus or any other material relating to the offering of the offered Securities or the Republic, in or from any jurisdiction except under circumstances that will, to the best of its knowledge and belief, result in compliance with the applicable laws and regulations thereof (including, without limitation, any prospectus delivery requirements).

               (ii) Except for registration under the Act and compliance with the rules and regulations thereunder and the qualification of the Offered Securities for offer and sale under the laws of such jurisdictions as the Underwriters may designate pursuant to Section 5(d), the Republic shall not have any responsibility for, and each Underwriter severally agrees with the Republic that each such Underwriter and its respective affiliates will obtain any consent, approval or authorization required by them for the purchase, offer, sale or delivery by them of any of the Offered Securities under the laws and regulations in force in any jurisdiction to which they are subject or in or from which they make such purchase, offer, sale or delivery of any of the offered Securities.

               (iii) Other than the Registration Statement, the Prospectus and any preliminary prospectus, no other material or communication that may be used in connection with the offering of the offered Securities (the "Other U.S. Offering Materials") has been filed under the Act. Accordingly, each Underwriter severally represents to and agrees with the Republic that it has not delivered or distributed and will not deliver or distribute within the United States or to any U.S. person (as such terms are defined in Regulation S under the Act) any Other U.S. Offering Materials, except as permitted by the Act.

          2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Republic agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Republic, at a purchase price of 100% of the principal amount thereof, plus accrued interest, if any, on the Offered Securities from December 15, 2004, to the Closing Date, the principal amount of the Offered Securities set forth opposite such Underwriter's name in Schedule I hereto.

          3. Delivery and Payment. The Offered Securities will be represented by one or more definitive global securities in registered form, which will be deposited by or on behalf of the Republic with The Depository Trust Company ("DTC"), 55 Water Street, 49th Floor, New York, NY 10041 or its designated custodian. Delivery of and payment for the Offered Securities shall be made at 10:00 a.m., New York City time at the offices of Cravath, Swaine & Moore LLP, Worldwide Plaza, 825 Eighth Avenue, New York, New York, 10019, on December 15, 2004, which date and time may be postponed by agreement between the Underwriters and the Republic or as provided in Section 10 hereof (such date and time of delivery and payment for the Offered Securities being herein called the "Closing Date"). Delivery of the Offered Securities shall be made to the Underwriters through the facilities of DTC for the respective accounts of the several Underwriters (including their accounts at Euroclear System and Clearstream Banking, societe anonyme) against payment by the several Underwriters of the

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purchase price thereof to, or upon the order of, the Republic by wire transfer in immediately available funds. Delivery of the other documents, certificates and opinions provided for in Section 7 shall be made on the Closing Date.

          The certificate or certificates for the Offered Securities shall be registered in the name of the nominee of DTC and in such denominations as the Underwriters may request not less than two full business days in advance of the Closing Date. The Republic will cause the certificate or certificates representing the Offered Securities to be made available to the Underwriters for inspection in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

          4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

          5. Agreements. The Republic agrees with the several Underwriters that:

          (a) The Republic will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective as soon as reasonably practicable thereafter. Prior to the termination of the offering of the Offered Securities, the Republic will not file any amendment of the Registration Statement or supplement (including the Prospectus or any preliminary prospectus) to the Basic Prospectus unless the Republic has furnished the Underwriters a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Underwriters reasonably object, unless the Republic is otherwise advised by its U.S. counsel that such filing is required under the Act. Subject to the foregoing sentence, the Republic will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed by such Rule and will provide evidence satisfactory to the Underwriters of such timely filing. The Republic will promptly advise the Underwriters (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Offered Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and
     (vi) of the receipt by the Republic of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Republic will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued or suspended, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then

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     supplemented pursuant to the prospectus supplement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the respective rules thereunder, the Republic promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to the Underwriters in such quantities as they may reasonably request.

          (c) The Republic will endeavor to qualify the Offered Securities for offer and sale under the securities or "Blue Sky" laws of the relevant jurisdictions as the Underwriters shall reasonably request and, except as otherwise agreed between the Underwriters and the Republic, to pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Offered Securities for investment under the laws of such jurisdictions as the Underwriters may reasonably designate; provided, however, that the Republic shall not be obligated to file any general or unlimited consent to service of process or qualify as a foreign corporation, legal person or similar entity or as a dealer in securities in any other jurisdiction in which it is not now so qualified and shall not be required to take any action which would subject it to general or unlimited service of process in any jurisdiction.

          (d) The Republic will make generally available to holders of the Offered Securities, as soon as practicable, a statement in reasonable detail in the English language of revenues and expenditures of the Republic covering the first full fiscal year of the Republic beginning after the date of this Agreement, which will satisfy the provisions of Section 11(a) of the Act.

          (e) So long as any of the Offered Securities are outstanding, the Republic will furnish to the Underwriters copies of all reports and financial statements filed with the Commission in connection with the Offered Securities.

          (f) During the period commencing at the Execution Time and ending one week following the Closing Date, the Republic will not offer or sell in the United States, or announce the offering in the United States of, any securities without the prior written consent of the Underwriters.

          (g) The Republic will furnish to the Underwriters and counsel for the Underwriters, without charge, a signed copy of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any preliminary prospectus and the Prospectus and any supplement thereto as the Underwriters may reasonably request.

          6. Expenses. Except as otherwise agreed by the Underwriters and the Republic, and subject to such expense caps as they have agreed, whether or not the transactions

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contemplated hereunder are consummated or this Agreement is terminated, the
Underwriters will pay all costs and expenses incidental to the performance of the obligations of the Republic hereunder, including, without limiting the generality of the foregoing, (i) all such costs and expenses incidental to the preparing, printing, filing and distributing of the Registration Statement (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments thereof or supplements thereto, provided, however, that the Underwriters will pay only the Commission registration fees applicable to the amount that the registered securities are reduced as a result of the sale of the Offered Securities, (ii) all such costs and expenses relating to the Fiscal Agency Agreement, (iii) any such fees charged by securities rating services for rating the Offered Securities, (iv) transportation and other expenses incurred in connection with presentations to prospective purchasers of the Offered Securities and (v) the out-of-pocket expenses of the Republic, provided, however, that the Republic will pay all its own legal fees. Except as provided in this Section 6 and in Section 8 hereof, the Underwriters will pay all their own costs and expenses, including the fees of the United States and Hungarian counsel, if any.

          7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Offered Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Republic contained herein as of the time of the execution of this Agreement and the Closing Date, to the accuracy in all material respects of the statements of the Republic made in any certificates issued pursuant to the provisions hereof, to the performance by the Republic of its obligations hereunder and to the following additional conditions:

          (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b) and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and any request of the Commission for additional information shall have been complied with to the satisfaction of the Underwriters.

          (b) The Republic shall have furnished to the Underwriters the written opinion of the Legal Department of the Government Debt Management Agency Ltd. (the "Legal Advisor"), satisfactory to the Underwriters, dated the Closing Date, to the effect that:

               (i) the Offered Securities have been duly authorized in accordance with the laws of the Republic;

               (ii) all necessary action has been duly taken by or on behalf of the Republic to authorize the issuance and sale of the offered Securities; the Offered Securities have been duly executed, issued and delivered in accordance with the laws of the Republic; the Offered Securities, when authenticated in accordance with the Fiscal Agency Agreement and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Republic enforceable in accordance with their terms and entitled to the benefits of the Fiscal Agency Agreement; the Offered Securities rank at least equally in right of payment with all other

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          unsecured and unsubordinated obligations of the Republic, except for such obligations as may be preferred by mandatory provisions of applicable law; the Republic will give no preference to one obligation over another on the basis of priority of issue date, or currency of payment; and the full faith and credit of the Republic has been pledged for the due and punctual payment of the principal of and interest on the Offered Securities and for the performance of the obligations of the Republic with respect thereto;

               (iii) the obligations of the Republic under the Fiscal Agency Agreement, this Agreement and the Offered Securities are and will be direct, general and unconditional obligations of the Republic and are, under the laws of the Republic, subject to civil substantive law and to the relevant procedural and/or legal requirements relating to enforcement and recognition of foreign judgments;

               (iv) the Republic has the power and authority required for the execution and delivery of the Fiscal Agency Agreement, this Agreement, the issuance of the Offered Securities and the performance by the Republic of its obligations thereunder and hereunder; and none of the execution or delivery by the Republic of this Agreement, the Fiscal Agency Agreement or the Offered Securities, the performance of its obligations hereunder or thereunder or the fulfillment by the Republic of the terms hereof or thereof requires, under the laws of the Republic, any publication, waiver, consent, filing, registration, authorization or approval;

               (v) the Fiscal Agency Agreement has been duly authorized, executed and delivered by the Republic in accordance with the laws of the Republic and is a valid and binding agreement of the Republic;

               (vi) this Agreement has been duly authorized, executed and delivered by the Republic in accordance with the laws of the Republic;

               (vii) subject to the qualifications of Section 13 of this Agreement, the provisions of this Agreement and the Offered Securities wherein the Republic consents to the jurisdiction of certain courts in the United States and agrees not to assert the defense of immunity, on the grounds of sovereignty or otherwise, are valid and binding; final judgment against the Republic for the payment of money in any such suit, action or proceeding brought, in accordance with such provisions, in the Federal or state courts in New York, New York would be admissible in evidence against the Republic in the appropriate courts of the Republic to enforce such claim;

               (viii) subject to the qualifications of Section 13 of this Agreement, under the laws of the Republic in effect as of the date of such opinion, the Republic would not be entitled to plead, or cause to be pleaded on its behalf, sovereign immunity from the jurisdiction of the courts of the Republic in respect of any action relating to the Offered Securities, this Agreement or the Fiscal Agency Agreement;

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               (ix) none of the execution or delivery by the Republic of this
          Agreement, the Fiscal Agency Agreement or the Offered Securities, the performance by the Republic of its obligations hereunder or thereunder, or the fulfillment by the Republic of the respective terms hereof or thereof, will violate any provision of the laws of the Republic or, to the best knowledge of the Legal Advisor, violate any order, rule or regulations of any court, regulatory body, or administrative body or other governmental body of the Republic;

               (x) none of the execution or delivery by the Republic of this Agreement, the Fiscal Agency Agreement or the Offered Securities, the performance by the Republic of its obligations hereunder or thereunder, or the fulfillment by the Republic of the respective terms hereof or thereof, will, to the best knowledge of the Legal Advisor, violate, or result in a breach of, the terms of, or cause a default under, any agreement or instrument evidencing or relating to any Public External Indebtedness to which the Republic is a party or by which it is bound, and the Republic is not in default under the provisions of any such agreement or of any such instrument;

               (xi) there is no action, suit, or proceeding pending or, to the best of the Legal Advisor's knowledge, threatened against or affecting the Republic, before any court or administrative agency in the Republic, challenging the validity or enforceability of this Agreement, the Fiscal Agency Agreement, or the Offered Securities or the transactions contemplated thereby, and, except as set forth in the Registration Statement, the Prospectus or any preliminary prospectus, there is no legal or governmental action, suit or proceeding pending or, to the best of the Republic's knowledge, threatened, to which the Republic is or may be subject that, if determined adverse to the Republic, would have a material adverse effect on the affairs and financial condition of the Republic;

               (xii) the Registration Statement, as amended, the Prospectus and their filing with the Commission have been duly authorized by and on behalf of the Republic, the Registration Statement has been duly executed on behalf of the Republic and become effective under the Act and, to the best knowledge of the Legal Advisor, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or threatened by the Commission;

               (xiii) Mr. Tibor Draskovics, Minister of Finance, and other appropriate officials in the Republic have been apprised of the disclosure standards applicable to the offering under this Agreement and have reviewed the Prospectus. Based on such review, the results of which have been discussed with the Legal Advisor, although the Legal Advisor shall not have made an independent investigation or verification of the correctness and completeness of the information included in the Prospectus, nothing has come to the Legal Advisor's attention that would lead the Legal Advisor to believe that (except as to the financial and statistical data contained therein as to which the Legal Advisor need not express any belief) (a) the Registration Statement and the Prospectus included therein, at the time the

          Registration Statement became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make statements therein not misleading, and (b) the Prospectus, as of the date of such opinion, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (xiv) the descriptions of the Offered Securities and the Fiscal Agency Agreement in the Registration Statement, as amended, and the Prospectus fairly summarize the material provisions thereof, and the Offered Securities conform to the description thereof in the Prospectus; and

               (xv) the information set forth in the Prospectus under the captions "Taxation-Hungarian Taxation", "Description of the Debt Securities-Governing Law" and "Enforceability of Judgments," insofar as such statements relate to laws of the Republic and legal matters, documents or proceedings referred to therein, are accurate and fairly present the information called for with respect to such legal matters, documents and proceedings.

          In rendering such opinion, the Legal Advisor may rely without independent investigation on the opinion rendered pursuant to paragraph (c) below as to matters of New York and United States Federal law, and such opinion shall be subject to any limitations and exceptions contained in the opinion so relied upon. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c) The Underwriters shall have received on and as of the Closing Date an opinion, satisfactory to the Underwriters, of White & Case, special United States counsel to the Republic, to the effect that:

               (i) When issued, delivered and paid for by the Underwriters pursuant to this Agreement and authenticated by the Fiscal Agent pursuant to the Fiscal Agency Agreement, the Offered Securities will have been duly executed, issued and delivered and will constitute valid and binding obligations of the Republic entitled to the benefits provided by the Fiscal Agency Agreement;

               (ii) the statements in the Registration Statement and the Prospectus under the caption "Description of the Debt Securities" and "Description of the Notes", insofar as they purport to describe certain provisions of the Offered Securities and certain provisions of the Fiscal Agency Agreement, provide a fair summary of such provisions;

               (iii) the statements in the Registration Statement and the Prospectus under the caption "Taxation-United States Taxation", insofar as they purport to constitute a summary of United States Federal income tax law and legal conclusions with respect thereto, are accurate in all material respects;

               (iv) the Fiscal Agency Agreement and this Agreement have been duly executed and delivered by the Republic;

               (v) the Republic has validly submitted, under the laws of the State of New York and the Federal laws of the United States, to the jurisdiction of the State and Federal courts in New York, New York, in any suit, action or proceeding for the enforcement of this Agreement, the Fiscal Agency Agreement or the Offered Securities;

               (vi) the agreement of the Republic contained in this Agreement, the Offered Securities and the Fiscal Agency Agreement that the laws of the State of New York shall govern this Agreement, the Fiscal Agency Agreement and the offered Securities will be (upon due execution, issue and delivery thereof) binding on the Republic, except as described in the Prospectus under "Enforceability of Judgments";

               (vii) the Offered Securities are exempt from the provisions of the Trust Indenture Act of 1939, as amended, under Section 304(a)(6) of said Act, and no indenture in respect of the Offered Securities need be qualified under said Act;

               (viii) the Registration Statement has become effective under the Act as of the date and time specified in such opinion, and, in so far as such counsel is aware, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or threatened by the Commission; and

               (ix) such counsel is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (other than financial or statistical data included or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act; and that nothing has to come to such counsels attention which causes such counsel to believe that (other than financial or statistical data included therein or omitted therefrom, as to which such counsel need express no belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that as of the date of such opinion, the Prospectus, as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In giving such opinion, White & Case may (i) assume that the Fiscal Agency Agreement, the Offered Securities and this Agreement have been duly authorized, executed and delivered by the appropriate parties thereto and that each such party has adequate power and authority to enter therein,
     (ii) rely without independent investigation on the opinion delivered pursuant to paragraph (b) above as to matters governed by the laws of the Republic, and such opinion shall be subject to any limitations and exceptions contained in the opinion delivered pursuant to paragraph (b) above, (iii) rely as to material factual matters, to the extent such counsel deems proper, on certificates of responsible officials of the Republic and certificates or other written statements of officials having custody of documents relating to the Republic, and (iv) with respect to the matters covered in subparagraph (ix) above, counsel may state that their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto but is without independent check or verification.

          (d) The Underwriters shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion and letter, dated the Closing Date, with respect to the issuance and sale of the Offered Securities, the Fiscal Agency Agreement, the Registration Statement and the Prospectus, as amended or supplemented, and other related matters as the Underwriters may reasonably require, and the Republic shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In giving such opinion, Cravath, Swaine & Moore LLP may rely without independent investigation on the opinions delivered pursuant to paragraph 7(b) above and paragraph 7(e) below as to the matters governed by the laws of the Republic and such opinion shall be subject to any limitations and exceptions contained in the opinions delivered pursuant to paragraphs 7(b) and 7(e).

          (e) The Underwriters shall have received from Dr. Eva Hegedus in association with Allen & Overy LLP, special Hungarian counsel for the Underwriters, such opinion and letter, dated the Closing Date, with respect to the issuance and sale of the Offered Securities and the Fiscal Agency Agreement and such other related matters as the Underwriters may reasonably require, and the Republic shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (f) The Republic shall have furnished to the Underwriters a certificate of the Republic, signed by either (i) Mr. Tibor Draskovics, Minister of Finance, or (ii) other senior official of the Republic as authorized by the Minister of Finance in writing, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement and the Prospectus, as amended or supplemented, and this Agreement and that:

               (i) the representations and warranties of the Republic in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Republic has complied in all material respects with the Agreement and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Republic's knowledge, threatened, and no proceedings to restrain or enjoin the issuance or delivery of the Offered Securities, or in any manner to question the laws, proceedings, directives, resolutions, approvals, consents or orders under which the Offered Securities are to be issued or to question the validity of the Offered Securities have been instituted or, to the Republic's knowledge, threatened, and none of said laws, directives, resolutions, consents or orders have been repealed, revoked or rescinded in whole or in relevant part; and

               (iii) there has been no material adverse change or any development involving a prospective material adverse change in the affairs and financial condition of the Republic from that set forth in the Prospectus (exclusive of any supplement thereto dated after the Execution Time) that was not disclosed to the Underwriters prior to the Execution Time.

          (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof dated after the Execution Time) and the Prospectus (exclusive of any supplement thereto dated after the Execution Time), there shall not have been any change or any development involving a prospective change in the affairs and financial condition of the Republic from that set forth in the Registration Statement that, in the reasonable judgment of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with the offering or delivery of the Offered Securities as contemplated by the Registration Statement (exclusive of any amendment thereof dated after the Execution Time) and the Prospectus (exclusive of any supplement thereto dated after the Execution Time).

          (h) The Underwriters shall have received letters on the Closing Date confirming the rating of the Offered Securities as A- by Standard and Poor's Corporation, A1 by Moody's Investors Service, Inc. and A- by Fitch Ratings Limited and, subsequent to the Execution Time, there shall not have been any decrease in the rating or related outlook of any of the Republic's debt securities by any of these rating agencies.

          (i) Subsequent to the Execution Time, no proceeding shall be pending or threatened to restrain or enjoin the issuance, sale or delivery of the Offered Securities or in any manner to question the laws, proceedings, directives, resolutions, approvals, consents or orders under which the Offered Securities are to be issued or to question the validity of the Offered Securities, and none of such laws, proceedings, directives, resolutions, approvals, consents or orders shall have been repealed, revoked or rescinded in whole or in part.

          (j) Subsequent to the Execution Time, the issuance, sale, delivery and purchase of the Offered Securities shall not be prohibited by any statute, order, rule or regulation formally proposed or promulgated by any legislative or regulatory body of the Republic, the United States of America or the State of New York, other than "Blue Sky" regulations.

          (k) Subsequent to the Execution Time, the Republic shall not have ceased to be a member of the International Monetary Fund or the International Bank for Reconstruction and Development.

          (l) Prior to the Closing Date, the Republic shall have furnished to the Underwriters such further information, certificates, opinions and other documents as the Underwriters may reasonably request.

          If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and to counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Republic in writing at the addresses provided in Section 14 hereof.

          The documents required to be delivered by this Section 7 shall be delivered at the office of Cravath, Swaine & Moore LLP, counsel for the Underwriters, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, 10019, at the Closing Date.

          8. Reimbursement of Underwriters' Expenses. If the sale of the Offered Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any refusal, inability or failure on the part of the Republic to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Republic will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Offered Securities.

          9. Indemnification and Contribution. (a) The Republic agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Offered Securities as originally filed or in any amendment thereof, or in any preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Republic will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the

Republic by or on behalf of any Underwriter specifically for inclusion therein and (ii) such indemnity with respect to the preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Offered Securities to such person in any case where such delivery is required by the Act, if the untrue statement or omission of a material fact contained in the preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) and the Republic furnished copies thereof to such Underwriter.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Republic, each of its officials and employees who signs the Registration Statement, the officials and employees of the Republic to the same extent as the foregoing indemnity from the Republic to each Underwriter, but only with reference to written information relating to such Underwriter furnished in writing to the Republic by or on behalf of such Underwriter specifically for inclusion in the documents referred to in such foregoing indemnity. The indemnity contained in this section will be in addition to any liability which any Underwriter may otherwise have. The Republic acknowledges that the statements set forth under the heading "Underwriting" in the prospectus supplement and the names of the Underwriters set forth on the bottom of the cover page of the prospectus supplement constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in such foregoing indemnity, and the Underwriters confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing pursuant to Section 14 of the Agreement of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or
(b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel, if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to local counsel) for all such indemnified parties and that such fees and expenses shall be reimbursed as they are incurred. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable or insufficient (unless such indemnity is unavailable or insufficient by operation of the provisos set forth therein) to hold harmless an indemnified party for any reason, the Republic and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, "Losses") to which the Republic and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Republic and by such Underwriters from the offering of the Offered Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among the Underwriters relating to the offering of the Offered Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Offered Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Republic and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Republic and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Republic shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Republic or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or present such statement or omission. The Republic and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each official of the Republic who shall have signed the Registration Statement shall have the same rights to contribution as the Republic, subject in each case to the applicable terms and conditions of this paragraph (d).

          10. Default by an Underwriter. If any one or more Underwriters shall fail or refuse to purchase and pay for any of the Offered Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase and pay shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Offered Securities set forth opposite their names in
Schedule I hereto bears to the aggregate principal amount of Offered Securities set forth opposite the names of all the remaining Underwriters) the Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that, in the event that the aggregate principal amount of the Offered Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Offered Securities set forth in Schedule I hereto, the remaining Underwriters, or other underwriters acceptable to the nondefaulting Underwriters, shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Offered Securities, and if such nondefaulting Underwriters, or other underwriters acceptable to the nondefaulting Underwriters, do not purchase all the Offered Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Republic. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed when required or justified for such period, not exceeding seven days, as the nondefaulting Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Republic and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Republic prior to delivery of and payment for the Offered Securities, if prior to such time (i) trading in securities on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or Republic authorities or (iii) there shall have occurred (x) any outbreak or material escalation of hostilities in which the United States or the Republic is involved or declaration by the United States or the Republic of a national emergency or war or other calamity or crisis or (y) a material adverse change in the affairs and/or financial conditions in the Republic or the United States the effect of which on financial markets is such as to make it, in the sole but reasonable judgment of the Underwriters impracticable or inadvisable to proceed with the offering or delivery of the Offered Securities as contemplated by the Prospectus.

          12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Republic and of the Underwriters set forth in or made in writing under, or pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Republic or any of the officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Offered Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancelation of this Agreement.

          13. Waiver of Immunity; Submission to Jurisdiction; Agent for Service of Process. The Republic and the Underwriters agree that the Federal courts of the United States sitting in the Southern District of New York, the courts of the State of New York sitting in New York, New York and the courts of the Republic shall have exclusive jurisdiction in respect of any legal action or proceeding brought against the Republic and arising out of or relating to this Agreement. In respect of any such proceeding which may be brought hereunder, the Republic irrevocably submits to the jurisdiction of the Federal courts of the United States in the Southern District of New York, the courts of the State of New York sitting in New York, New York and the courts of the Republic and waives any right of objection to the laying of venue in any such court, including, without limitation, any objection on the basis of inconvenient forum. Notwithstanding the foregoing, any action against the Republic arising out of or based on this Agreement may also be instituted by any Underwriter in any competent court in the Republic of Hungary, and the Republic irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available.

          The Republic hereby appoints the Embassy of the Republic of Hungary, Office of the Trade Commissioner, 150 East 58th Street, 33rd Floor, New York, New York 10155, as its authorized agent (the "Authorized Agent") upon which process may be served in an action arising out of or based on this Agreement which may be instituted in any State or Federal court in New York, New York by an Underwriter or any controlling persons (as defined in either Section 15 of the Act or Section 20 of the Exchange Act) of such Underwriter. Such appointment shall be irrevocable so long as any Offered Securities remain outstanding unless and until a successor shall have been appointed as the Republic's Authorized Agent and such successor shall have accepted such appointment. The Republic will take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated in this Section 13, or at such other address in the Borough of Manhattan, The City of New York, as may be the office of the Authorized Agent at the time of such service, and written notice of such service to the Republic (mailed or delivered to the Republic at the address set forth in Section 14) shall be deemed, in every respect, effective service of process upon the Republic. Upon receipt of such service of process, the Authorized Agent shall advise the Republic promptly in writing of its receipt thereof.

          The Republic hereby waives irrevocably, to the fullest extent permitted by law, any immunity from jurisdiction to which it might otherwise be entitled in any action arising out of or based on this Agreement which may be instituted as provided in this Section in any State or Federal court in New York, New York or in any competent court in the Republic of Hungary. Such waiver constitutes only a limited and specific waiver for the purposes of this Agreement, the Fiscal Agency Agreement or the Offered Securities and under no circumstances shall it be interpreted as a general waiver by the Republic or a waiver with respect to proceedings unrelated to this Agreement, the Fiscal Agency Agreement or the Offered Securities. Neither such appointment nor such waiver shall be interpreted to include the waiver of any immunity with respect to: (1) actions brought against the Republic under U.S. State or Federal securities laws; (ii) present or future "premises of the mission" as defined in the Vienna Convention on Diplomatic Relations signed in 1961; (iii) "Consular premises" as defined in the Vienna Convention on Consular Relations signed in 1963; (iv) any other property or assets used solely or mainly for official state purposes in the Republic or elsewhere; or (v) military property or military assets or property or assets of the Republic related thereto.

          14. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed and confirmed to Deutsche Bank Securities Inc., 60 Wall Street, 3rd Floor, New York, New York 10005 (fax no.: 212-797-5420), Attention:
Nigel Cree and mailed, delivered or telefaxed and confirmed to Morgan Stanley & Co. International Limited, 25 Cabot Square, Canary Wharf, London, E14 4QW (fax no.: +44-207-677-4397), Attention: Head of Transaction Management; or, if sent to the Republic, will be mailed, delivered or telegraphed and confirmed to it at:

              Government Debt Management Agency Ltd.
              Csalogany u. 9-11
              H-1027 Budapest
              Hungary
              Attention:                Mr. Laszlo Buzas
              Telephone:                +36-1-488-9420
              Telecopier:               +36-1-488-9425

          15. English Documents. All documents to be delivered under this Agreement by the Republic shall be in the English language or accompanied by a certified English translation.

          16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder. No purchaser of any Offered Securities from any Underwriter shall be deemed to be a successor or assign merely by reason of such purchase.

          17. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles of such State, except with respect to its authorization and execution by and on behalf of the Republic, which shall be governed by the law of the Republic.

          18. Counterparts. This Agreement may be signed in two or more counterparts, which together shall constitute one and the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Republic and the several Underwriters.

                      Very truly yours,

                      The Republic of Hungary,
                      represented by its Minister of Finance

                      By:
                          ----------------------------
                          Name:  Ferenc Szarvas
                          Title: Chief Executive Officer of the
                                 Government Debt Management Agency Ltd.
                                 of the Republic of Hungary as attorney for the Republic of Hungary represented by its Minister of Finance

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

Deutsche Bank Securities Inc.
Morgan Stanley & Co. International Limited

By:  Deutsche Bank Securities Inc.

By:
         ------------------------
         Name:
         Title:

By:  Morgan Stanley & Co. International Limited

By:
         ------------------------
         Name:
         Title:

                                   SCHEDULE I


                                                           Principal Amount of
                                                           Offered Securities
              Underwriters                                  to be Purchased
------------------------------------------------------    ----------------------

Deutsche Bank Securities Inc.                                   $ 50,000,000
Morgan Stanley & Co. International Limited............            50,000,000
                                                          ======================
Total.................................................          $100,000,000


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